UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) (Rule 14a-101) of the Securities Exchange Act of 1934

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Celcuity Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Celcuity Inc.

16305 36th Avenue North, Suite 100

Minneapolis, MN 55446

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 16, 2019

TO THE STOCKHOLDERS OF CELCUITY INC.:

Please Take Notice that Celcuity Inc. (“Celcuity”) will hold its 2019 Annual Meeting of Stockholders at the offices of Celcuity Inc., 16305 36th Avenue North, Suite 100, Minneapolis, MN 55446, on May 16, 2019 at 2:00 p.m. local time. Celcuity is holding this meeting for the purpose of considering and taking appropriate action with respect to the following:

1.	To elect the five director nominees named in the Proxy Statement to the Celcuity Board of Directors, to serve until the earlier of the next annual meeting of stockholders, the election of such director’s successor, or such director’s death, resignation or removal;

2.	To ratify the appointment of Boulay PLLP as Celcuity’s independent registered public accounting firm for the year ending December 31, 2019;

3.	To approve, on an advisory basis, named executive officer compensation; and

4.	To transact any other business as may properly come before the meeting or any adjournments thereof, including matters incident to the conduct of the meeting.

Holders of record of Celcuity common stock at the close of business on March 18, 2019 will be entitled to vote at the meeting or any adjournments thereof. Your attention is directed to the Proxy Statement accompanying this Notice for a more complete statement of the matters to be considered at the meeting. A copy of the Annual Report on Form 10-K for the year ended December 31, 2018 also accompanies this Notice.

By Order of the Board of Directors,

/s/ Brian Sullivan

Chairman of the Board of Directors and
Date: April 3, 2019	Chief Executive Officer

Your vote is important. To vote your shares, please vote by telephone or Internet, as directed in the Proxy Statement, or, if you received a proxy card or voting instruction form by mail, please complete, sign, date and mail the proxy card or voting instruction form promptly in the envelope provided. The prompt return of proxies will save Celcuity the expense of further requests for proxies.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 16, 2019:

This Notice, the Proxy Statement, and the Annual Report on Form 10-K are available at http://proxyvote.com and on the Investor Relations section of Celcuity’s website at http://www.celcuity.com/home/investors/.

CELCUITY INC.

16305 36th Avenue North, Suite 100

Minneapolis, MN 55446

PROXY STATEMENT

2019 ANNUAL MEETING OF STOCKHOLDERS
to be held on May 16, 2019

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Celcuity Inc., a Delaware corporation (“Celcuity,” the “Company,” “we,” “our” or “us”), for use at the 2019 Annual Meeting of Stockholders (the “Annual Meeting”) to be held at the Celcuity corporate offices, 16305 36th Avenue North, Suite 100, Minneapolis, MN 55446, at 2:00 p.m. local time on May 16, 2019.

Purposes of the Annual Meeting

The purposes of the Annual Meeting are:

1.	To elect the five director nominees named in this Proxy Statement to the Celcuity Board of Directors, to serve until the earlier of the next annual meeting of stockholders, the election of such director’s successor, or such director’s death, resignation or removal;

2.	To ratify the appointment of Boulay PLLP as Celcuity’s independent registered public accounting firm for the year ending December 31, 2019;

3.	To approve, on an advisory basis, named executive officer compensation; and

4.	To transact any other business as may properly come before the meeting or any adjournments thereof, including matters incident to the conduct of the meeting.

Action may be taken on any one of the foregoing proposals on the date specified above for the Annual Meeting, or on any date or dates to which the Annual Meeting may be adjourned.

Notice and Access Delivery

In accordance with rules and regulations adopted by the U.S. Securities and Exchange Commission (the “SEC”), we have elected to provide our beneficial owners and stockholders of record access to our proxy materials over the Internet. Beneficial owners are stockholders whose shares are held in the name of a broker, bank or other nominee (i.e., in “street name”). Accordingly, a Notice of Internet Availability of Proxy Materials (the “Notice”) will be mailed on or about April 3, 2019 to our beneficial owners and stockholders of record who owned our common stock at the close of business on March 18, 2019. Beneficial owners and stockholders of record will have the ability to access the proxy materials on a website referred to in the Notice or to request a printed set of the proxy materials be sent to them by following the instructions in the Notice. Beneficial owners and stockholders of record who have previously requested to receive paper copies of our proxy materials will receive paper copies of the proxy materials instead of a Notice.

You can choose to receive our future proxy materials electronically by visiting http://www.proxyvote.com. Your choice to receive proxy materials electronically will remain in effect until you instruct us otherwise by following the instructions contained in your Notice and visiting http://www.proxyvote.com, sending an email to sendmaterial@proxyvote.com, or calling 1-800-579-1639.

Solicitation

This solicitation is made by Celcuity, and Celcuity will pay the cost of soliciting proxies for the Annual Meeting. In addition to soliciting proxies by mail, we may solicit proxies personally or by telephone, email, facsimile or other means of communication by our directors, officers and employees. These persons will not specifically be compensated for these activities, but they may be reimbursed for reasonable out-of-pocket expenses in connection with this solicitation. We will not specifically engage any employees or paid solicitors for the purpose of soliciting proxies for the Annual Meeting. We will arrange with brokerage firms and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of shares held of record by these persons. We will reimburse these brokerage firms, custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in connection with this solicitation.

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Record Date and Shares Outstanding

Only holders of record of our common stock at the close of business on March 18, 2019 will be entitled to vote at the Annual Meeting or any adjournments thereof. As of March 18, 2019, there were 10,209,115 shares of our common stock, outstanding and entitled to vote. Each share of common stock entitles the holder thereof to one vote upon each matter to be presented at the Annual Meeting.

If you are a stockholder of record, you may vote in person at the Annual Meeting, vote by proxy using the enclosed proxy card (if you received paper copies of the proxy materials), vote by proxy over the telephone, or vote by proxy over the Internet. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the Annual Meeting and vote in person even if you have already voted by proxy.

•	To vote in person, come to the Annual Meeting and we will give you a ballot when you arrive.

•	If you received paper copies of the proxy materials, to vote using the proxy card, simply complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.

•	To vote over the telephone, dial toll-free 1-800-690-6903 using a touch-tone phone and follow the recorded instructions. Please have available the 16-Digit Control Number from the enclosed proxy card, if you received one, or from your Notice. Your vote must be received by 11:59 p.m., Eastern Time (10:59 p.m., Central Time) on May 15, 2019, to be counted.

•	To vote over the Internet, go to http://www.proxyvote.com to complete an electronic proxy card. Please have available the 16-Digit Control Number from the enclosed proxy card, if you received one, or from your Notice. Your vote must be received by 11:59 p.m., Eastern Time (10:59 p.m., Central Time) on May 15, 2019, to be counted.

We are providing Internet proxy voting to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone companies.

If you are a beneficial owner of shares registered in the name of your broker, bank, or other nominee, you may have received a proxy card and voting instructions with these proxy materials from that organization rather than from us. Simply complete and mail the proxy card to ensure that your vote is submitted to your broker. Alternatively, you may vote by telephone or over the Internet as instructed by your broker. To vote in person at the Annual Meeting, you must obtain a valid proxy from your broker. Follow the instructions from your broker included with these proxy materials, or contact your broker to request a proxy form.

Quorum

A quorum, consisting of a majority of the outstanding shares of our common stock entitled to vote at the Annual Meeting, must be present in person or by proxy before any action can be taken by the stockholders at the Annual Meeting. Abstentions and withheld votes are counted as present and entitled to vote for purposes of determining a quorum.

If you are a beneficial owner of shares registered in the name of your broker, bank, or other nominee, such shares may be voted by the broker on “routine” matters, which includes ratification of the appointment of our independent registered public accounting firm (Proposal 2). All other proposals in this Proxy Statement are considered “non-routine.” Your broker will not be able to vote your shares on non-routine matters being considered at the Annual Meeting unless you have given instructions to your broker prior to the meeting on how to vote your shares. When the broker does not obtain direction to vote the shares, the broker’s abstention is referred to as a “broker non-vote.” Broker non-votes will be considered present for quorum purposes at the Annual Meeting.

So long as a quorum is present at the beginning of the Annual Meeting, the stockholders present may continue to transact business until adjournment, even if enough stockholders have left the meeting to leave less than a quorum, and even if any stockholder present in person or by proxy refuses to vote or participate in the Annual Meeting. If the Annual Meeting is adjourned for any reason, the approval of the proposals may be considered and voted upon by stockholders at the subsequent reconvened meeting. All proxies will be voted in the same manner as they would have been voted at the original Annual Meeting except for any proxies that have been properly withdrawn or revoked.

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Board Recommendation and Voting of Proxies

The Board recommends a vote:

•	FOR the election of each of the director nominees (Proposal 1).

•	FOR the ratification of the appointment of Boulay PLLP as our independent registered public accounting firm for the year ending December 31, 2019 (Proposal 2).

•	FOR the approval, on an advisory basis, of named executive officer compensation (Proposal 3).

If you complete and submit your proxy before the Annual Meeting, the persons named as proxy agents will vote the shares represented by your proxy in accordance with your instructions. If you submit a proxy without giving voting instructions, your shares will be voted in the manner recommended by the Board on all matters presented in this Proxy Statement. If any other matters are properly presented for consideration at the Annual Meeting, including, among other things, consideration of a motion to adjourn the Annual Meeting to another time or place (including, without limitation, for the purpose of soliciting additional proxies), the persons named as proxy agents will have discretion to vote on those matters in accordance with their best judgment. We do not currently anticipate that any other matters will be raised at the Annual Meeting.

Vote Required

For the election of directors, you have the option to vote “For” or “Withhold” authority to vote for any of the director nominees. Assuming a quorum is present, a plurality of the votes cast is required for the election of directors. This means that the five director nominees with the most votes will be elected. If you “Withhold” authority to vote on any or all nominees, your vote will have no effect on the outcome of the election. If you hold your shares in “street name” and do not provide instructions to your broker, your broker will not have discretionary authority with respect to the proposal to elect directors and will therefore provide a “broker non-vote.” Since broker non-votes are not deemed votes cast, they will have no effect on the outcome of the election.

For the ratification of the appointment of Boulay PLLP as our independent registered public accounting firm, you have the option to vote “For,” “Against” or “Abstain” from voting. Assuming a quorum is present, the affirmative vote of a majority of the shares of common stock of Celcuity represented at the Annual Meeting, either in person or by proxy, and entitled to vote is required to ratify the appointment of Boulay PLLP as our independent registered public accounting firm. If you “Abstain” from voting with respect to this proposal, your shares will be counted as present and entitled to vote and your vote will have the same effect as a vote against the proposal. If you hold your shares in “street name” and do not provide instructions to your broker, your broker will have discretionary authority to vote your shares with respect to this proposal.

For the approval, on an advisory basis, of the compensation of our named executive officers, you have the option to vote “For,” “Against” or “Abstain” from voting. Assuming a quorum is present, the affirmative vote of a majority of the shares of common stock of Celcuity represented at the Annual Meeting, either in person or by proxy, and entitled to vote is required to approve the compensation of our named executive officers. If you mark “Abstain” from voting with respect to this proposal, your shares will be counted as present and entitled to vote and your vote will have the same effect as a vote against the proposal. If you hold your shares in “street name” and do not provide instructions to your broker, your broker will not have discretionary authority to vote your shares with respect to this proposal and will therefore provide a “broker non-vote.” Since broker non-votes are not deemed entitled to vote, they will have no effect on the outcome of the proposal.

The vote on approval of the compensation of our named executive officers is an advisory vote, which means that the result of the vote is not binding on the Company, our Board or the Compensation Committee. To the extent there is any significant vote against our named executive officer compensation as disclosed in this Proxy Statement, the Board and the Compensation Committee will evaluate whether any actions are necessary to address the concerns of stockholders.

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Revocability of Proxies

Any person giving a proxy for the Annual Meeting has the power to revoke it at any time before it is voted. If you are a record holder of your shares, you may revoke your proxy in any one of the following ways: (1) sending a written notice of revocation dated after the date of the proxy to our Corporate Secretary, Celcuity Inc., 16305 36th Avenue North, Suite 100, Minneapolis, MN 55446; (2) submitting a properly signed proxy with a later date; (3) submitting a new vote by telephone or Internet; or (4) attending the Annual Meeting and voting in person.

If you are a beneficial owner of shares registered in the name of your broker, bank, or other nominee, you must contact them in order to find out how to revoke your proxy. Attendance at the Annual Meeting will not, in and of itself, constitute a revocation of a proxy if you hold your shares in “street name.”

Other Business

Although the notice of Annual Meeting provides for the transaction of such other business as may properly come before the Annual Meeting, our Board currently has no knowledge of any matters to be presented at the Annual Meeting other than those referred to in this Proxy Statement. The solicited proxies give discretionary authority to the proxy agents named therein to vote in accordance with the recommendation of the Board if any other matters are presented.

FINANCIAL INFORMATION

Our 2018 Annual Report on Form 10-K filed with the SEC, including, but not limited to, the balance sheets and the related statements of operations, changes in stockholders’ equity and cash flows for Celcuity as of and for the years ended December 31, 2018 and 2017 accompanies these materials. A copy of the 2018 Annual Report on Form 10-K may be obtained without charge upon request to our Chief Financial Officer, Celcuity Inc., 16305 36th Avenue North, Suite 100, Minneapolis, MN 55446. Our 2018 Annual Report on Form 10-K is also available on our website at http://www.celcuity.com/home/investors/sec-filings/.

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PROPOSAL NO. 1
ELECTION OF DIRECTORS

Celcuity’s business and affairs are managed under the direction of the Board. All of our directors are elected at each annual meeting to serve until their successors are duly elected or until their earlier death, resignation or removal. If any of the nominees for director at the Annual Meeting becomes unavailable for election for any reason (none being presently known), the proxy agents will have discretionary authority to vote, pursuant to the proxies, for a suitable substitute or substitutes selected in accordance with the best judgment of the proxy agents.

Nominees for Election

The Board, upon the recommendation of the Nominating and Corporate Governance Committee, has nominated the five persons named in the table below for election as directors at the Annual Meeting. Each nominee listed below currently serves as a director of Celcuity.

Name of Nominee	Age	Position Held with Celcuity Inc.	Director Since
Maureen Cronin	66	Director	2017
David F. Dalvey	60	Director	2014
Lance G. Laing	57	Director, Chief Science Officer, Vice President, and Secretary	2012
Richard J. Nigon	71	Director	2017
Brian F. Sullivan	57	Chairman of the Board and Chief Executive Officer	2012

The Board has determined that each of Maureen Cronin, David F. Dalvey, and Richard J. Nigon qualifies as an independent director under the rules of the Nasdaq Stock Market (the “Nasdaq Listing Rules”). Accordingly, the Board is and will be composed of a majority of independent directors.

Set forth below with respect to each director nominee standing for election at the 2019 Annual Meeting are such nominee’s principal occupation and business experience during at least the past five years, the names of other publicly-held companies for which such nominee serves or has served as a director during such period, and the experience, qualifications, attributes or skills that has led the Board to conclude that each nominee should serve as a director of the Company.

Maureen Cronin, Ph.D. is currently the Chief Science Officer and Senior Vice President of Research and Development at HTG Molecular Diagnostics, Inc. Prior to this role, she served as Executive Director of Research Informatics at Celgene Corporation from 2012 through 2017. Dr. Cronin’s career spans more than 25 years in biotechnology research and development and drug discovery research. She has served at seven biotechnology or molecular diagnostics startups, including service as a senior research executive at two leading oncology precision medicine diagnostics companies. From 2001 to 2010, she was Vice President of Research at Genomic Health, Inc. and from 2010 to 2012, she was Vice President of Research and Development at Foundation Medicine, Inc. Her technology research and development career began at Affymetrix (purchased by Thermo Fisher). She currently serves as a director of a privately-held company. She received her doctorate in physiology and pharmacology from University of California, San Diego as a Regents’ Fellow and completed a UCSD post-doctoral fellowship at the San Diego VA Hospital. She has been named an inventor on 17 U.S. and 11 European patents and has authored or coauthored more than 40 peer reviewed publications. Her work at diagnostics and drug development companies gives her unique expertise and experience in developing and delivering precision medicine tests. Among other attributes, skills, and qualifications, the Board believes Dr. Cronin is uniquely qualified to serve as a director based on her significant diagnostics research and applied scientific expertise.

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David F. Dalvey has served as a member of Celcuity’s Board since February 2014. Mr. Dalvey has more than 30 years of experience in the fields of corporate finance and venture capital, working primarily with growth-oriented technology and life-science businesses. He has over 10 years of corporate finance advisory experience with two national investment banks, completing over 150 individual transactions. He has been the General Partner of Brightstone Venture Capital, a venture capital management company, since September 2000. Brightstone is a 25-year old venture capital management company that has raised and managed ten venture partnerships. Previously, he held management positions with R.J. Steichen and Company, an investment bank, from 1995 to 2000, The Food Fund LP, a venture capital firm, from 1992 to 1995 and Wessels, Arnold & Henderson, an investment bank, from 1987 to 1992. Mr. Dalvey served on the board of directors for Navarre Corporation (now Speed Commerce, Inc.) from 2009 until November 2012, on the board of managers for Blue Rock Market Neutral Fund, a mutual fund registered under the Investment Company Act of 1940, from 2000 to 2014 and on the board of directors for Digitiliti, Inc. from July 2011 until October 2012. Mr. Dalvey has significant operational exposure as a board director or advisor to many other public and privately held growth businesses and has served on these companies’ audit, strategic or governance committees, including companies such as HomeSpotter, Definity Health, AppTec Laboratories, CHF Solutions, BiteSquad, Agiliti, and Nature Vision. Mr. Dalvey received a B.S. in Business/Management Economics from University of Minnesota. Among other attributes, skills, and qualifications, the Board believes Mr. Dalvey is uniquely qualified to serve as a director based on his leadership experience in operating both public and private companies and his experience working in the investment community and with investment firms, which enable him to bring valuable insight and knowledge to our Board.

Lance G. Laing, Ph.D. is our co-founder and has served as Chief Science Officer, Vice President, Secretary and Director since we commenced operations in 2012. Dr. Laing’s career spans more than 15 years in drug discovery research and technology development. He received his doctorate in biophysics and biochemistry from The Johns Hopkins University and completed a National Institutes of Health post-doctoral fellowship at Washington University Medical School. He has received 19 U.S. patents and has an additional 24 U.S. patents pending. His drug discovery research career began at Scriptgen/Anadys Pharmaceuticals (purchased by Novartis), where he worked under Professor Peter Kim, who became President of Merck Research. He also was Director of Chemistry and Bioapplications and Director of Detection Product Development for two companies that each developed instruments similar to those Celcuity uses to perform the CELx tests. His work at these two instrument companies gave him unique expertise and experience in developing a variety of patented applications for these instruments. Most recently, he served as an executive director for an international drug discovery and development company. Among other attributes, skills, and qualifications, the Board believes Dr. Laing is uniquely qualified to serve as a director based on his significant research, medical and scientific expertise.

Richard J. Nigon is currently Senior Vice President of Cedar Point Capital, LLC, a private company that raises capital for early stage companies, where he has served since 2007. Mr. Nigon has also been a board member for Tactile Systems Technology since September 2012 and Northern Technologies International Corp. since February 2010, including as its non-executive Chairman of the board of directors since November 2012. Mr. Nigon also serves as a director of several private companies. Mr. Nigon previously served as a board member for Vascular Solutions, Inc. from November 2000 to February 2017, when it was acquired by Teleflex, Incorporated, and as a board member for Virtual Radiologic Corporation from May 2007 until it was acquired in July 2010. From February 2001 until December 2006, Mr. Nigon was a Director of Equity Corporate Finance for Miller Johnson Steichen Kinnard, a privately held investment firm, which was acquired in December 2006 by Stifel Nicolaus, a brokerage and investment banking firm. After that acquisition, Mr. Nigon was a Managing Director of Private Placements of Stifel Nicolaus until May 2007. From February 2000 to February 2001, Mr. Nigon served as the Chief Financial Officer of Dantis, Inc., a web hosting company. Prior to joining Dantis, Mr. Nigon was employed by Ernst & Young LLP from 1970 to 2000, where he served as a partner from 1981 to 2000. While at Ernst & Young, Mr. Nigon served as the Director of Ernst & Young’s Twin Cities Entrepreneurial Services Group and was the coordinating partner on several publicly-traded companies in the consumer retailing and manufacturing sectors. We believe Mr. Nigon is qualified to serve on our Board because of his extensive public accounting and auditing experience, including particular experience with emerging growth companies. We also believe that he brings to the Board a strong background in financial controls and reporting, financial management, financial analysis, SEC reporting requirements and mergers and acquisitions. His strategic planning expertise gained through his management and leadership roles at private investment firms also makes him well-suited to serve as a member of our Board.

Brian F. Sullivan is our co-founder and has served as Chairman of the Board and Chief Executive Officer since we commenced operations in 2012. Mr. Sullivan has over 25 years of experience founding and building successful, high growth technology companies. He was Chairman and CEO of SterilMed, a medical device reprocessing company, from 2003, when he led an investment group to acquire a majority interest, until its sale to Ethicon Endo-Surgery Inc., a Johnson & Johnson company, for $330 million in 2011. Previously, he was co-founder and Chief Executive Officer of Recovery Engineering, a filtration company, which he took public and subsequently sold to Procter & Gamble for $265 million in 1999. Since 2003, Mr. Sullivan has served on the board of directors of Entegris, Inc., a publicly-held company. Mr. Sullivan has received six U.S. patents and has several patents pending. He graduated magna cum laude with distinction from Harvard College with an A.B. in economics. Among other attributes, skills, and qualifications, the Board believes Mr. Sullivan is uniquely qualified to serve as a director based on his extensive operational and business development experience, and his knowledge in building stockholder value, growing a company from inception and navigating significant corporate transactions and the public company process.

Vote Required

Assuming a quorum is present, the affirmative vote of a plurality of the votes cast at the Annual Meeting is required for the election of directors.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE
STOCKHOLDERS VOTE FOR THE SLATE OF NOMINEES NAMED ABOVE.

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PROPOSAL NO. 2
RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Boulay LLP (“Boulay”), an independent registered public accounting firm, has audited the Company’s financial statements for the years ended December 31, 2018, and 2017. The Audit Committee appointed Boulay as the Company’s independent registered public accounting firm for the year ending December 31, 2019 and has also reviewed and approved the scope and nature of the services to be performed for Celcuity by Boulay. Representatives of Boulay are expected to be present at the Annual Meeting to make a statement if they wish to do so, and to respond to appropriate stockholder questions. The engagement agreement entered into with Boulay for 2019 is subject to mediation and arbitration procedures as the sole method for resolving disputes.

Ratification of the appointment of Boulay as the Company’s independent registered public accounting firm is not required to be submitted to our stockholders for a vote. The Sarbanes-Oxley Act of 2002 requires the Audit Committee to be directly responsible for the appointment, compensation and oversight of the audit work of the independent registered public accounting firm. However, the Board is submitting this matter to the stockholders for ratification as a matter of good corporate governance. If the appointment of Boulay is not ratified by the stockholders at the Annual Meeting, the Audit Committee may reconsider whether to retain Boulay, and may retain Boulay or another firm without resubmitting the matter to the Company’s stockholders. Even if the stockholders vote in favor of ratification of the appointment, the Audit Committee may, in its discretion, direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and the stockholders.

Representatives of Boulay regularly attend meetings of the Audit Committee. The Audit Committee preapproves, and reviews audit and non-audit services performed by Boulay, as well as the fees charged by Boulay for such services. In its pre-approval and review of non-audit service fees, the Audit Committee considers, among other factors, the possible effect of the performance of such services on Boulay’s independence. To avoid potential conflicts of interest, publicly traded companies are prohibited from obtaining certain non-audit services, such as bookkeeping or actuarial services, from its independent registered public accounting firm. In 2018 and 2017, we did not obtain any of these prohibited services from Boulay. For additional information concerning the Audit Committee and its relationship with Boulay, see “Corporate Governance” and “Report of the Audit Committee” below.

Audit and Non-Audit Fees Billed to the Company by Independent Registered Public Accounting Firm

The following table summarizes the fees we were billed for audit and non-audit services rendered by Boulay for 2018 and 2017.

	2018	2017
Audit Fees	$55,728	$56,339
Audit-Related Fees	-	-
Tax Fees	3,000	2,900
All Other Fees	2,395	55,825
Total	$61,123	$115,064

Audit Fees.  These fees were for professional services rendered for 2018 and 2017 in connection with the audit of our annual financial statements and review of the financial statements included in our Quarterly Reports on Form 10-Q.  The amounts also include fees for services that are normally provided by Boulay in connection with statutory and regulatory filings and engagements for the years identified.

Audit-Related Fees.  These fees were for assurance and related services that were related to the performance of the audit or review of our financial statements and were not reported under the caption “Audit Fees.” This category may include fees related to the performance of audits and attestation services not required by statute or regulations, or accounting consultations about the application of generally accepted accounting principles to proposed transactions.

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Tax Fees. These fees were for tax compliance, tax planning, tax advice and corporate tax services. Corporate tax services encompass a variety of permissible services, including technical tax advice related to tax matters; assistance with withholding-tax matters; assistance with state and local taxes; preparation of reports to comply with local tax authority transfer pricing documentation requirements; and assistance with tax audits.

All Other Fees. These fees were primarily for services related to our Registration Statement on Form S-3 in 2018 and our Registration Statement on Form S-1 in 2017.

Pre-Approval Policy

The charter of the Audit Committee requires the pre-approval of all non-audit services before any such non-audit services are performed for the Company. The charter of the Audit Committee is posted on the Company’s website at http:// http://www.celcuity.com/home/investors/corporate-governance/. We formed our Audit Committee in connection with our initial public offering in 2017. All fees listed for 2018 or for 2017 that were incurred after formation of our Audit Committee received pre-approval by the Audit Committee. In addition, the Audit Committee has reviewed all other fees listed as paid in 2017 and concluded that such fees were in accordance with the Audit Committee’s policies and procedures.

Vote Required

Assuming a quorum is present, the affirmative vote of a majority of the shares of common stock of Celcuity represented at the Annual Meeting, either in person or by proxy, and entitled to vote is required to ratify the appointment of Boulay as our independent registered public accounting firm.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR RATIFICATION

OF THE APPOINTMENT OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

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PROPOSAL NO. 3
ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act and Section 14A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires companies to provide their stockholders with the opportunity to vote to approve, on a non-binding, advisory basis, the compensation of their named executive officers. We are an “emerging growth company” as defined under the Jumpstart Our Business Startups Act (the “JOBS Act”), and are therefore not required to provide our stockholders with this opportunity. However, because we seek to closely align the interests of our named executive officers with the interests of our stockholders, our Board is nonetheless requesting our stockholders approve, on a non-binding, advisory basis, the compensation of our named executive officers as disclosed in this Proxy Statement.

We designed our compensation program to reward our named executive officers for their individual performance and contributions to our overall business objectives, and for achieving and surpassing the financial goals set by our Compensation Committee and our Board.

The vote on this resolution is not intended to address any specific element of compensation. Instead, the vote relates to the overall compensation of our named executive officers, as described in this Proxy Statement in accordance with the compensation disclosure rules of the SEC.

Accordingly, we ask our stockholders to vote on the following resolution at the Annual Meeting:

“RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company’s Proxy Statement for the 2019 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the SEC, including the summary compensation table and the other related tables and disclosure.”

While the Board and especially the Compensation Committee intend to carefully consider the results of the voting on this proposal when making future decisions regarding executive compensation, the vote is not binding on the Company or the Board and is advisory in nature. To the extent there is any significant vote against the compensation of our named executive officers, the Board and the Compensation Committee will evaluate what actions may be necessary to address our stockholders’ concerns.

Vote Required

Assuming a quorum is present, the affirmative vote of a majority of the shares of common stock of Celcuity represented at the Annual Meeting, either in person or by proxy, and entitled to vote is required to approve the compensation of our named executive officers. This vote is advisory and is not binding on the Company, the Board or the Compensation Committee.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE

APPROVAL OF THE COMPENSATION OF THE NAMED EXECUTIVE OFFICERS.

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CORPORATE GOVERNANCE

Our Board believes that adherence to good corporate governance principles is essential to running our business efficiently, to maintaining our integrity in the marketplace, and to ensuring that the Company is managed for the long-term benefit of our stockholders. The Board recognizes that maintaining and ensuring good corporate governance is a continuous process. Our Board has adopted the Celcuity Inc. Code of Ethical Business Conduct for Senior Financial Officers (the “Code of Ethics”) and a charter for each committee of the Board. The Code of Ethics and the Charters of the Audit Committee, the Compensation Committee and the Nominating and Governance Committee, as amended from time to time, are available on the Company’s website at http://www.celcuity.com/home/investors/corporate-governance/ and will be provided in printed form to any stockholder who requests them from us. Requests should be directed to Investor Relations, Celcuity Inc., 16305 36th Avenue North, Suite 100, Minneapolis, Minnesota 55446.

Board of Directors

Our bylaws provide that the size of our Board will be determined from time to time by resolution of our Board. The Board has determined that Maureen Cronin, David G. Dalvey, and Richard J. Nigon are independent directors under the Nasdaq Listing Rules. Under our bylaws, a director elected for an indefinite term serves until the next regular meeting of the stockholders and until the director’s successor is elected, or until the earlier death, resignation or removal of the director. Our bylaws provide that members of our Board will be elected by a plurality vote of our stockholders.

Board Leadership Structure

Our bylaws provide our Board with flexibility to combine or separate the positions of Chairman of our Board and Chief Executive Officer and/or to implement a presiding or lead director in accordance with its determination that utilizing one or the other structure would be in the best interests of the Company. Brian F. Sullivan, our Chief Executive Officer, is the Chairman of our Board. We believe that this leadership structure is appropriate at this time because:

•	it promotes unified leadership and direction for the Company;

•	it allows for a single, clear focus for management to execute the Company’s strategic initiatives and business plans;

•	our Chief Executive Officer is in the best position to chair board meetings and to ensure that the key business issues and risks facing the Company are brought to the Board’s attention; and

•	we can more effectively execute our strategy and business plans to maximize stockholder value if the Chairman of the Board is also a member of the management team.

Our Board will periodically review our leadership structure and may make such changes in the future as it deems appropriate.

Family Relationships

Dr. Laing, our Chief Science Officer and a director, is a brother-in-law of Mr. Sullivan, our Chairman and Chief Executive Officer.

Involvement in Certain Legal Proceedings

To the best of our knowledge, none of our directors or executive officers have, during the past ten years, been involved in any legal proceedings described in subparagraph (f) of Item 401 of Regulation S-K.

Risk Oversight

Our Board has oversight responsibility for the Company’s risk management process. The Board administers its oversight function through its committees, but retains responsibility for general oversight of risks. The committee chairs are responsible for reporting findings regarding material risk exposure to the Board as quickly as possible. The Board delegates to the Audit Committee oversight responsibility to review our Code of Ethics, including whether the Code of Ethics is successful in preventing illegal or improper conduct, and our management’s risk assessments and management’s financial risk management policies, including the policies and guidelines used by management to identify, assess and manage our exposure to financial risk. Our Compensation Committee assesses and monitors any major compensation-related risk exposures and the steps management should take to monitor or mitigate such exposures.

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Code of Ethics

We have adopted a Code of Ethics applicable to our principal executive officer and principal financial and accounting officer, in accordance with Section 406 of the Sarbanes-Oxley Act, the rules of the SEC promulgated thereunder, and the Nasdaq Listing Rules. In the event that any changes are made to, or any waivers given from, the Code of Ethics, these events would be disclosed on our website or in a Current Report on Form 8-K filed with the SEC within four business days of such event. The Code of Ethics is posted on our website at http://www.celcuity.com/home/investors/corporate-governance/.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

During 2018, our Board met four times. During 2018, all directors attended in person or via teleconference 100% of the meetings that occurred during each director’s service on the Board.

The standing committees of our Board are the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee. During 2018, the Audit Committee met five times, the Compensation Committee met twice, and the Nominating and Corporate Governance Committee met once. All directors attended at least 75% of the meetings of each committee on which they served.

Executive Sessions; Attendance at Annual Meeting of Stockholders

The independent members of the Board periodically meet outside the presence of management. The Audit Committee has adopted a policy of meeting in executive session, without management being present, on a regular basis. During 2018, the members of the Audit Committee met in executive session once.

It is the policy of the Board that each member of the Board should attend our annual meetings of stockholders whenever practical and that at least one member of the Board must attend each annual meeting.

Audit Committee

We have established an Audit Committee in accordance with Section 3(a)(58)(A) of the Exchange Act. The primary duties and responsibilities of our Audit Committee are to oversee (1) the integrity of our accounting and financial reporting processes and the audits of our financial statements; (2) our systems of internal controls; (3) our Code of Ethics; and (4) our compliance with legal and regulatory requirements. In addition, our Audit Committee appoints and monitors the independence, qualifications and performance of our independent auditors, provides an avenue of communication between our independent auditors, management and the Board; and reviews and approves related party transactions as required by the Nasdaq Listing Rules.

Dr. Cronin, Mr. Dalvey and Mr. Nigon are the members of our Audit Committee. The members of the Audit Committee are “independent directors” as that term is defined in Rules 5605(a)(2) and 5605(c)(2)(A) of the Nasdaq Listing Rules and Rule 10A-3 of the Exchange Act. The Board has determined that Mr. Nigon and Mr. Dalvey are each an “audit committee financial expert” as defined by Item 407(d)(5)(ii) of Regulation S-K. The Audit Committee operates under a written charter that satisfies the applicable standards of the SEC and the Nasdaq Listing Rules.

Compensation Committee

We have established a Compensation Committee. Our Compensation Committee reviews and approves corporate goals and objectives relevant to compensation of our chief executive officer and other executive officers, evaluates the performance of these officers in light of those goals and objectives, and sets the compensation of these officers based on such evaluations. The Compensation Committee also reviews and makes recommendations to the Board with respect to director compensation and the issuance of stock options, restricted stock and other awards under our equity compensation plans. The Compensation Committee reviews and prepares the necessary compensation disclosures required by the SEC. Additionally, the Compensation Committee reviews and evaluates, on an annual basis, the Compensation Committee charter and performance.

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Our Compensation Committee has approved the compensation arrangements currently in place for our named executive officers. The Compensation Committee evaluates the performance of our Chairman and Chief Executive Officer and determines his compensation based on this evaluation without our Chairman and Chief Executive Officer present during voting or deliberations on his compensation. With respect to the other named executive officers, the Compensation Committee considers the recommendations of our Chairman and Chief Executive Officer as to performance evaluations and recommended compensation arrangements.

The Compensation Committee may approve executive compensation arrangements or, in its discretion, may recommend such matters to the full Board for approval. All executive compensation is based on assessments of executive performance, which are prepared by the Compensation Committee and submitted to the full Board for review and discussion. All Compensation Committee recommendations regarding director compensation are subject to approval by the full Board. Pursuant to its charter, the Compensation Committee may delegate any of its responsibilities to a subcommittee comprised of one or more members of the Compensation Committee.

Dr. Cronin, Mr. Dalvey and Mr. Nigon are the members of our Compensation Committee. The members of the Compensation Committee are “independent directors” as that term is defined in Rule 5605(a)(2) of the Nasdaq Listing Rules and qualify as “non-employee directors” under Rule 16b-3 of the Exchange Act.

Nominating and Corporate Governance Committee

We have established a Nominating and Corporate Governance Committee. Dr. Cronin, Mr. Dalvey and Mr. Nigon are the members of our Nominating and Corporate Governance Committee. The members of the Nominating and Corporate Governance Committee are “independent directors” as that term is defined in Rule 5605(a)(2) of the Nasdaq Listing Rules. The principal functions of the Nominating and Corporate Governance Committee are to:

•	develop and recommend to the Board minimum qualifications for director nominees;

•	identify and evaluate potential candidates for the Board and committee positions;

•	recommend to the Board a slate of nominees for election as directors at our annual meetings of stockholders;

•	recommend to the Board individuals to be appointed to the Board in connection with vacancies or newly created director positions and the termination of directors for cause or other appropriate reasons;

•	review the size and composition of the Board and its committees;

•	oversee our corporate governance practices;

•	evaluate and make recommendations regarding stockholder proposals submitted to the Board for inclusion in the company’s proxy statement; and

•	develop, recommend and oversee an annual self-evaluation process for the Board and its committees.

QUALIFICATIONS OF CANDIDATES FOR ELECTION TO THE BOARD

The Nominating and Corporate Governance Committee identifies and recommends candidates it believes are qualified to stand for election as directors of Celcuity or to fill any vacancies on the Board. In identifying director candidates, the Nominating and Corporate Governance Committee may retain third party search firms.

In order to evaluate and identify director candidates, the Nominating and Corporate Governance Committee considers the suitability of each director candidate, including the current members of the Board, in light of the current size, composition and current perceived needs of the Board. The Nominating and Corporate Governance Committee seeks highly qualified and experienced director candidates and considers many factors in evaluating such candidates, including issues of character, judgment, independence, background, age, expertise, diversity of experience, length of service and other commitments. Additionally, while the Nominating and Corporate Governance Committee does not have a formal policy with respect to diversity, it seeks to have a Board that is diverse in these factors and gives due consideration to contributions to diversity on the Board when evaluating the qualifications of any potential director candidate. The Nominating and Corporate Governance Committee does not assign any particular weight or priority to any of these factors. The Nominating and Corporate Governance Committee has established the following minimum requirements for director candidates: being able to read and understand fundamental financial statements; having at least 10 years of relevant business experience; having no identified conflicts of interest as a director of Celcuity; having not been convicted in a criminal proceeding other than traffic violations during the ten years before the date of selection; and being willing to comply with any code of ethics of the Company. The Nominating and Corporate Governance Committee retains the right to modify these minimum qualifications from time to time. Exceptional candidates who do not meet all of these criteria may still be considered.

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The Nominating and Corporate Governance Committee may review director candidates by reviewing information provided to it, through discussions with persons familiar with the candidate, or other actions that the Nominating and Corporate Governance Committee deems proper. After such review and consideration, the Nominating and Corporate Governance Committee designates any candidates who are to be interviewed and by whom they are to be interviewed. After interviews, the Nominating and Corporate Governance Committee recommends for Board approval any new directors to be nominated.

The Nominating and Corporate Governance Committee will consider director candidates recommended by stockholders in the same manner that it considers all director candidates. Stockholders who wish to nominate a qualified candidate for the 2020 annual meeting must submit such nomination in writing to our Corporate Secretary, Celcuity Inc., 16305 36th Avenue North, Suite 100, Minneapolis, MN 55446, in accordance with the stockholder proposal requirements summarized under “Stockholder Proposals” below.

BOARD OF DIRECTORS VACANCIES

Our bylaws authorize only our Board to fill vacant directorships, including newly created seats. In addition, the number of directors constituting our Board is permitted to be set only by a resolution adopted by our Board. These provisions prevent a stockholder from increasing the size of our Board and then gaining control of our Board by filling the resulting vacancies with its own nominees. This makes it more difficult to change the composition of our Board but promotes continuity of management.

STOCKHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS

Our stockholders may contact our Board, or any committee of our Board, by regular mail at Chief Executive Officer, Celcuity Inc., 16305 36th Avenue North, Suite 100, Minneapolis, MN 55446. All communications will be reviewed by management and then forwarded to the appropriate director or directors or to the full Board, as appropriate.

DIRECTOR COMPENSATION

During 2018, Celcuity’s non-employee directors received compensation in the form of an equity award with a fair market value of $50,000 as of May 14, 2018, the date of grant. Each director could elect to receive the equity award in the form of restricted stock or stock options. Dr. Cronin received the equity award in the form of restricted stock and Mr. Dalvey and Mr. Nigon received the equity award in the form of a stock option. Dr. Cronin received 2,571 shares of restricted stock, which was determined by dividing $50,000 by the closing price of a share of the Company’s common stock on the date of grant (rounded up to the next whole share). The restricted stock will vest with respect to 100% of the shares on April 30, 2019. For the stock options, each option is for the purchase of 3,201 shares, the number of shares that results in the option having a Black Scholes value of $50,000 as of the date of grant. The stock options have an exercise price of $19.45 per share, which is equal to the closing price of a share of the Company’s common stock on the date of grant. The stock options will vest and become exercisable with respect to 100% of the shares on April 30, 2019 and will remain exercisable for the remainder of the 10-year term. The Compensation Committee has not yet determined compensation for the non-employee directors for 2019.

In addition, non-employee directors are reimbursed for their out-of-pocket expenses incurred in connection with services as a director.

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Fiscal Year 2018 Director Compensation

The table below summarizes the compensation paid by the Company to its non-employee directors for the fiscal year ended December 31, 2018. Mr. Sullivan and Dr. Laing are not included in this table since they are each an employee of the Company and receive no compensation for their services as a director. Each of Mr. Sullivan and Dr. Laing are included in the Summary Compensation Table under “Executive Compensation” below.

Name	Stock Awards(1)(2)	Option Awards(1)(3)	Total
Maureen Cronin	$50,000	$0	$50,000
David F. Dalvey	$0	$50,000	$50,000
Richard J. Nigon	$0	$50,000	$50,000

(1)	Reflects the aggregate grant date fair value of equity awards to each director during 2018, calculated in accordance with FASB ASC Topic 718. Dr. Cronin received 2,571 shares of restricted stock, and Mr. Dalvey and Mr. Nigon each received an option to purchase 3,201 shares of common stock at an exercise price of $19.45. Refer to “Note 10 – Stock-Based Compensation” in the audited financial statements included in Item 8 of our Annual Report on Form 10-K for the year ended December 31, 2018 for a discussion of the assumptions used in calculating the award amount.

(2)	The aggregate number of shares of restricted stock held by each of the directors listed in the table above as of December 31, 2018 was as follows: Dr. Cronin, 2,571 shares of restricted stock. Neither Mr. Dalvey nor Mr. Nigon hold any shares of restricted stock.

(3)	The aggregate number of stock options held by each of the directors listed in the table above as of December 31, 2018 was as follows: Mr. Dalvey, options to purchase 11,401 shares; and Mr. Nigon, options to purchase 11,401 shares. Dr. Cronin does not hold any options.

BENEFICIAL OWNERSHIP OF COMMON STOCK

The following table contains information regarding the beneficial ownership of Celcuity’s common stock as of March 18, 2019 (except as otherwise indicated) by (i) each person who is known by Celcuity to beneficially own more than 5% of the outstanding shares of our common stock; (ii) each director of Celcuity; (iii) each director nominee; (iv) each named executive officer of Celcuity; and (v) all executive officers and directors as a group. Unless otherwise noted, each person or group identified possesses sole voting and investment power with respect to such shares and the business address of each person is c/o Celcuity Inc., 16305 36th Avenue North, Suite 100, Minneapolis, MN 55446.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)	Percent of Class(2)
5% Stockholders
The Globe Resources Group, LLC(3)	680,556	6.7%

Officers and Directors
Maureen Cronin	7,821	*
David F. Dalvey(4)	261,401	2.6%
Vicky Hahne	19,225	*
Lance G. Laing	1,270,235	12.4%
Richard J. Nigon(5)	144,847	1.4%
Brian F. Sullivan	2,785,494	27.2%
All directors and executive officers as a group (6 individuals)	4,489,023	43.5%

* less than 1%

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(1)	The beneficial ownership reported in the table includes shares of common stock the beneficial owners have the right to acquire within 60 days of March 18, 2019 upon the exercise of stock options or warrants as follows: Mr. Dalvey, 11,401 shares; Ms. Hahne, 17,187 shares; Dr. Laing, 20,235 shares; Mr. Nigon, 34,269 shares; Mr. Sullivan, 29,720 shares; and all Directors and Executive Officers as a Group, 112,812 shares.

(2)	Calculated based on 10,209,115 issued and outstanding shares of Celcuity common stock as of March 18, 2019, plus, for each individual, any securities that such individual has the right to acquire within 60 days of March 18, 2019.

(3)	The address of The Glove Resources Group, LLC is 8301 E. 21st Street North, Suite 420, Wichita, KS 67206.

(4)	Mr. Dalvey’s beneficial ownership includes 250,000 shares of common stock owned by Brightstone Venture Capital Fund, LP, of which Mr. Dalvey is the General Partner.

(5)	Mr. Nigon’s beneficial ownership includes 20,300 shares of common stock held as trustee of a trust for certain family members. Mr. Nigon disclaims beneficial ownership of such shares.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Company’s officers, directors and persons considered to be beneficial owners of more than ten percent of a registered class of the Company’s equity securities to file reports of ownership and changes in ownership with the SEC and Nasdaq. Officers, directors and greater-than-ten-percent stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely on a review of the copies of such forms furnished to the Company, or written representations that no applicable filings were required, the Company believes that all such filings were filed on a timely basis for the fiscal year 2018.

EXECUTIVE OFFICERS

The following table identifies our current executive officers, the positions they hold, and their current age. Our executive officers are appointed by our Board of Directors to hold office until their successors are elected or their earlier death, resignation or removal.

Name	Age	Positions
Brian F. Sullivan	57	Chairman of the Board and Chief Executive Officer
Lance G. Laing	57	Chief Science Officer, Vice President, Secretary and Director
Vicky Hahne	53	Chief Financial Officer

For biographical information about Mr. Sullivan and Dr. Laing, please refer to Proposal 1 entitled “Election of Directors.” Biographical information about Ms. Hahne is as follows:

Vicky Hahne, Chief Financial Officer

Ms. Hahne joined as our Chief Financial Officer in July 2017. She has more than 20 years of financial leadership experience, including the most recent 10 years in the healthcare industry. Prior to joining Celcuity, Ms. Hahne served as Controller of Respiratory Technologies Inc., a medical device manufacturer, from 2015 to 2017. While at Respiratory Technologies, she played a key role in the due diligence process to sell the company to Koninklijke Philips. In 2014, she served as Controller for Ability Network Inc., a healthcare information technology company. From 2007 to 2012, Ms. Hahne served as Controller of Sterilmed Inc., a medical device reprocessing company, where she was significantly involved in the sale of the company to Johnson & Johnson. Prior to these roles, Ms. Hahne held several senior financial positions at SimonDelivers Inc., including Chief Financial Officer. Ms. Hahne has extensive experience in early stage, high growth companies with responsibilities including financial controls and stewardship, financial analysis, mergers and acquisitions, building infrastructure and systems. She received a B.S. degree in Finance and Accounting from Northern State University and received her CPA certificate in 1990.

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EXECUTIVE COMPENSATION

Overview

The compensation of our executive officers is structured with the goal of providing a competitive compensation program that will enable us to attract and retain highly-qualified executives, which is necessary to achieve our financial and strategic objectives and create long-term value for our stockholders. Our Chief Executive Officer, Chief Science Officer, and Chief Financial Officer (collectively, our “named executive officers”) are currently compensated with a base salary and milestone-based incentive pay. In addition, we have equity incentive plans and an employee stock purchase plan, under which we grant and have granted options and other equity awards to our named executive officers, employees, directors, consultants and independent contractors. See the “Employee Benefit Plans” subsection below for additional information on these plans.

Milestone Incentive Pay

We provide our named executive officers and other senior managers the opportunity to earn incentive payments under a milestone-based incentive pay program. Payments under the incentive program are based on our achievement of milestones that advance our core business strategy. Milestones currently in effect are the establishment of companion diagnostic, or CDx, development programs with pharmaceutical companies. Future milestones will be established by our Compensation Committee. Each participant is granted the opportunity to earn incentive pay up to a maximum percentage of his or her base salary. The range of milestone-based incentive pay for each of our named executive officers is 25 - 80% of base salary. Incentive payments under the incentive program may be made entirely in the form of equity awards or partly in cash and partly in the form of equity awards. Incentive payments ranging from 25 to 80% of base salary were made under the program for the fiscal year 2018 to Mr. Sullivan, Dr. Laing, and Ms. Hahne. Mr. Sullivan’s incentive payment was made entirely in the form of an equity award in 2018.

Employment Agreements, Severance and Change in Control Agreements

We have not entered into employment agreements, severance agreements or change-of-control agreements with our named executive officers. Mr. Sullivan, Dr. Laing, and Ms. Hahne have each entered into a confidentiality, assignment of inventions and non-competition agreement with us, which provides, among other things, that the named executive officer will not engage in a competitive business or solicit our employees or consultants for a period of 24 months after termination of employment.

Summary Compensation Table

The following table summarizes the compensation for fiscal 2018 and 2017 of Celcuity’s named executive officers:

Name and Principal Position	Year	Salary	Option Awards (2)	Non-Equity Incentive Plan Compensation	Total
Brian F. Sullivan	2018	$250,000	$314,196	$-	$564,196
Chairman and Chief Executive Officer	2017	$231,789	$258,690	$-	$490,479
Lance G. Laing	2018	$285,461	$31,145	$94,500	$411,106
Chief Science Officer	2017	$241,577	$174,495	$23,000	$439,072
Vicky Hahne	2018	$154,615	$62,540	$25,000	$242,155
Chief Financial Officer (1)	2017	$67,904	$315,000	$-	$382,904

(1)	Ms. Hahne started with the Company as a consultant on May 17, 2017 and became full-time on July 6, 2017.

(2)	Reflects the aggregate grant date fair value of equity awards to each named executive officer during 2018, calculated in accordance with FASB ASC Topic 718. Refer to “Note 10 – Stock-Based Compensation” in the audited financial statements included in Item 8 of our Annual Report on Form 10-K for the year ended December 31, 2018 for a discussion of the assumptions used in calculating the award amount.

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Outstanding Equity Awards at Fiscal Year End 2018

The following table lists the outstanding equity awards held by each of our named executive officers as of December 31, 2018:

		OPTION AWARDS
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date
Brian F. Sullivan	5/17/2017	21,500	0		$8.40	5/17/2027
	9/19/2017	8,220	0		$9.50	9/19/2027
	8/13/2018	0	3,769	(1)	$26.00	8/13/2028
	10/17/2018	0	14,675	(2)	$25.77	10/17/2028

Lance G. Laing	5/17/2017	16,125	0		$8.40	5/17/2027
	9/19/2017	4,110	0		$9.50	9/19/2027
	10/17/2018	0	1,834	(3)	$25.77	10/17/2028

Vicky Hahne	5/17/2017	13,281	24,219	(4)	$8.40	5/17/2027
	7/5/2018	0	3,000	(5)	$23.48	7/05/2028
	10/17/2018	0	932	(6)	$25.77	10/17/2028

(1)	This option vests as to 100% of the shares on September 19, 2019.

(2)	This option vests as to 3,668 shares on October 17, 2019 and as to 305.72 shares in 36 installments on the 1st of each of month beginning November 1, 2019 and ending October 1, 2022.

(3)	This option vests as to 458 shares on October 17, 2019 and as to 38.2 shares in 36 installments on the 1st of each of month beginning November 1, 2019 and ending October 1, 2022.

(4)	This option vests as to 781.25 shares in 31 remaining installments on the 1st of each of month beginning on January 1, 2019 and ending on July 1, 2021.

(5)	This option vests as to 750 shares on July 5, 2019 and as to 62.5 shares in 36 installments on the 1st of each of month beginning August 1, 2019 and ending July 1, 2022.

(6)	This option vests as to 233 shares on October 17, 2019 and as to 19.4 shares in 36 installments on the 1st of each of month beginning November 1, 2019 and ending October 1, 2022.

Employee Benefit Plans

2017 Stock Incentive Plan. Our 2017 Stock Incentive Plan (the “2017 Plan”) was adopted by our Board on September 6, 2017, became effective September 15, 2017, and was approved by our stockholders at the Company’s annual meeting on May 10, 2018. The Company reserved a total of 750,000 shares for issuance under the 2017 Plan. As of December 31, 2018, options to purchase 123,629 of shares were outstanding. The number of shares reserved for issuance under the 2017 Plan will increase automatically on January 1, 2019 and each subsequent anniversary through January 1, 2027 by the number of shares equal to 1.0% of the aggregate number of outstanding shares of the Company’s common stock as of the immediately preceding December 31. However, the Board may reduce the amount of the increase in any particular year, and the Board decided that no increase would occur on January 1, 2019. The maximum permitted term of options granted under the 2017 Plan is ten years. The 2017 Plan provides for share options, restricted stock awards, stock appreciation rights, restricted stock units, performance awards and stock bonuses.

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Our 2017 Plan provides that, in the event of specified types of mergers or consolidations, a sale, lease, or other disposition of all or substantially all of our assets or other corporate transactions, outstanding awards under our 2017 Plan may be assumed or replaced by any surviving or acquiring corporation; the surviving or acquiring corporation may substitute similar awards for those outstanding under our 2017 Plan; outstanding awards may be settled for the full value of such outstanding award (whether or not then vested or exercisable) in cash, cash equivalents, or securities (or a combination thereof) of the successor entity with payment deferred until the date or dates the award would have become exercisable or vested; or outstanding awards may be terminated for no consideration. Our Board or its Compensation Committee has the discretion to provide that a stock award under our 2017 Plan will immediately vest as to all or any portion of the shares subject to the stock award at the time of a corporate transaction or in the event a participant’s service with us or a successor entity is terminated actually or constructively within a designated period following the occurrence of the transaction. Stock awards held by participants under our 2017 Plan will not vest automatically on such an accelerated basis unless specifically provided in the participant’s applicable award agreement. In the event of a corporate transaction, the vesting of all awards granted to non-employee directors shall accelerate and such awards shall become exercisable (as applicable) in full upon the consummation of the corporate transaction.

2017 Employee Stock Purchase Plan. Our 2017 Employee Stock Purchase Plan (the “ESPP”) was adopted by our Board on September 6, 2017 and approved by our stockholders at the Company’s annual meeting on May 10, 2018. The Company has reserved a total of 100,000 shares for issuance under the ESPP. As of December 31, 2018, 17,552 shares had been issued and 82,448 remain available for issuance. The number of shares reserved for issuance under the ESPP will increase automatically on the first day of each fiscal year beginning in 2019 by the number of shares equal to 0.5% of the total outstanding number of shares of common stock. However, the Board may reduce the amount of the increase in any particular year, and the Board decided that no increase would occur on January 1, 2019. The ESPP provides participating employees with an opportunity to purchase shares of the Company’s common stock at a discount through payroll deductions. The ESPP is available to all employees unless they are employed for less than 20 hours per week or own 5% or more of the total combined voting power or value of the Company’s common stock. The ESPP is administered using overlapping 24 month offering periods, referred to as an Offering Period. Each Offering Period has four six-month purchase periods. A new Offering Period and purchase period begin every six months on May 1 and November 1 of each year. Participating employees may purchase common stock, on a voluntary after tax-basis, at a price equal to 85% of the fair market value of a share of common stock on either the offering date or the purchase date, whichever is lower. If the purchase date has a lower price, the employee will automatically be placed in the Offering Period beginning immediately after the purchase date. If the Company is dissolved or liquidated, any purchase period or Offering Period will terminate immediately prior to the dissolution or liquidation. If we sell substantially all of our assets to another company or engage in a merger or consolidation where our stockholders will own less than 50% of shares of stock in the resulting company, the ESPP will either be assumed by the successor entity or a new purchase date will be set before the transaction is completed, after which the ESPP will terminate.

2012 Equity Incentive Plan. Prior to adopting the 2017 Plan, our 2012 Equity Incentive Plan (the “2012 Plan”) was adopted by the board of governors and approved by the members of Celcuity LLC on August 10, 2012 and was subsequently amended on November 12, 2012. We had originally reserved 625,000 shares for issuance under the 2012 Plan. As of December 31, 2018, options to purchase 354,874 of these shares were outstanding. We have ceased granting any additional awards under the 2012 Plan. However, any outstanding options granted under the 2012 Plan will remain outstanding subject to the terms of our 2012 Plan and the related option agreements until such outstanding options are exercised or until they terminate or expire by their terms. In the event of our merger, consolidation, sale of substantially all assets, liquidation or dissolution or other change of control, the 2012 Plan provides that the Board may accelerate the exercisability of awards, terminate the 2012 Plan and unexercised awards, continue the 2012 Plan with respect to outstanding awards, replace or exchange incentive awards for similar securities of the successor, substitute the awards with similar awards of the successor or provide for cash payment for outstanding awards (net of exercise price).

Retirement Savings Plans. Celcuity maintains an employee benefit plan qualified under Section 401(k) of the Internal Revenue Code of 1986, as amended. The Company currently matches up to $1,000 per employee per year.

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SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

The following table summarizes equity securities authorized for issuance under our equity compensation plans as of December 31, 2018:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)(1)(2)
Equity compensation plans approved by stockholders	478,503	$9.73	700,998
Equity compensation plans not approved by stockholders	-	-	-
Total	478,503	$9.73	700,998

(1)	Includes 618,550 shares of common stock available for issuance under the 2017 Plan and 82,448 shares of common stock available for issuance under the ESPP as of December 31, 2018.

(2)	Warrants to purchase 353,980 shares of Company common stock also remain outstanding. These warrants were not issued as part of an equity compensation plan and are not reflected in this table.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Transactions with Cedar Point Capital

Mr. Nigon, a member of our Board, is a broker with Cedar Point Capital, LLC, or Cedar Point. Since January 1, 2017, we have (1) paid Cedar Point $818,750 in cash as placement agent commissions in connection with the private placement of an aggregate $8,337,500 of our unsecured convertible promissory notes, and (2) in connection with such private placement, issued to Cedar Point warrants to purchase an aggregate 48,615 of our common shares with an exercise price of $8.42 per share. Mr. Nigon is a Senior Vice President of Cedar Point, but is not a director, executive officer or equity owner of Cedar Point.

Sale of Unsecured Convertible Promissory Notes

Since January 1, 2017, Mr. Nigon, a member of our Board, and his immediate family members purchased our unsecured convertible promissory notes in the aggregate principal amount of $775,478. These notes converted into 82,030 shares of common stock in connection with the Company’s initial public offering on September 19, 2017, and Mr. Nigon and his immediately family members received warrants to purchase an aggregate of 12,246 shares of our common stock in connection with conversion of such notes.

Indemnification Agreements

We have entered into indemnification agreements with each of our directors and executive officers. These agreements, among other things, require us to indemnify our directors and executive officers for certain expenses, including attorneys’ fees, judgments, penalties, fines and settlement amounts actually incurred by these individuals in any action or proceeding arising out of their service to us or any of our subsidiaries or any other company or enterprise to which these individuals provide services at our request. Subject to certain limitations, our indemnification agreements also require us to advance expenses incurred by our directors and officers for the defense of any action for which indemnification is required or permitted.

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Policies and Procedures for Related Party Transactions

We have a written related person transactions policy that our executive officers, directors, nominees for election as a director, beneficial owners of more than 5% of our common stock, and any members of the immediate family of and any entity affiliated with any of the foregoing persons, are not permitted to enter into a material related person transaction with us without the review and approval of our Audit Committee, or a committee composed solely of independent directors in the event it is inappropriate for our Audit Committee to review such transaction due to a conflict of interest. The policy provides that any request for us to enter into a transaction with an executive officer, director, nominee for election as a director, beneficial owner of more than 5% of our common stock or with any of their immediate family members or affiliates in which the amount involved exceeds $120,000 will be presented to our Audit Committee for review, consideration and approval. In approving or rejecting any such proposal, our Audit Committee will consider the relevant facts and circumstances available and deemed relevant to the Audit Committee, including, but not limited to, whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances and the extent of the related person’s interest in the transaction.

Prior to the formation of our Audit Committee, we did not have a written policy for the review and approval of transactions with related persons. However, our Board has historically reviewed and approved any transaction where a director or officer had a financial interest, including the transactions described above. Prior to approving such a transaction, the material facts as to a director’s or officer’s relationship or interest in the agreement or transaction were disclosed to our Board. Our Board took this information into account when evaluating the transaction and in determining whether such transaction was fair to the company and in the best interest of all of our stockholders.

AUDIT COMMITTEE REPORT

Management is responsible for Celcuity's financial reporting process, including the system of internal controls, and for preparing Celcuity's financial statements in accordance with accounting principles generally accepted in the United States of America. Our independent registered public accounting firm is responsible for auditing those financial statements and expressing an opinion as to their conformity with accounting principles generally accepted in the United States of America. The Audit Committee's responsibility is to monitor and review these processes. The members of the Audit Committee rely, without independent verification, on the information provided to them and on the representations made by Celcuity's management and the independent registered public accounting firm.

During 2018, the Audit Committee, consisting of Richard J. Nigon (chairman), Maureen Cronin, and David F. Dalvey, held five meetings. The meetings were designed to, among other things, facilitate and encourage communication among the Audit Committee, management and Celcuity's independent registered public accounting firm, Boulay PLLP (“Boulay”). The Audit Committee discussed with Boulay the overall scope and plans for its 2018 audit. The Audit Committee met with Boulay, with and without management present, to discuss the results of its examinations and its evaluations of Celcuity's system of internal controls.

During the meetings held in 2018, the Audit Committee reviewed and discussed, among other things:

•	Celcuity’s financial statements, its Quarterly Reports on Form 10-Q, and any reports received from the independent registered public accounting firm;

•	recent accounting pronouncements and the Company’s significant accounting policies;

•	disclosure controls and procedures and internal controls over financial reporting; and

•	engagement of Celcuity’s independent registered public accounting firm.

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In February 2019, the Audit Committee reviewed and discussed the 2018 audited financial statements and notes to the financial statements proposed for inclusion in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2018 with management and Boulay, including a discussion of the application of accounting principles generally accepted in the United States, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements. The Audit Committee also has discussed with our independent registered public accounting firm the firm's independence from management, including whether the provision of non-audit services is compatible with maintaining the firm's independence, and matters required to be discussed by the Statement on Auditing Standards No. 1301, as amended (Communications with Audit Committees). The Audit Committee received the written disclosures and the letter from the independent registered public accounting firm required by the Public Company Accounting Oversight Board regarding such firm’s communications with the Audit Committee concerning independence, and has discussed with such firm its independence.

Based on this review and prior discussions with management and the independent registered public accounting firm, the Audit Committee recommended to the Board that Celcuity’s audited financial statements be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2018 as filed with the SEC.

Audit Committee

Richard J. Nigon (chairman)

Maureen Cronin

David F. Dalvey

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STOCKHOLDER PROPOSALS

Any stockholder desiring to submit a proposal for action by the stockholders at our next annual meeting, which will be our 2020 annual meeting, must satisfy the requirements set for in the advance notice provision under our bylaws. To be timely submitted for our 2020 annual meeting, any such proposal must be delivered in writing to our Corporate Secretary at the principal executive offices of the Company between the close of business on January 17, 2020 and the close of business on February 16, 2020. If the date of the 2020 annual meeting is advanced more than 30 days prior to or delayed by more than 60 days after the first anniversary of the 2019 Annual Meeting, notice by the stockholder must be delivered not earlier than the close of business on the 120th day prior to the 2020 annual meeting and not later than the close of business on the later of the 90th day prior to the 2020 annual meeting or, if the first public announcement of the date of the 2020 annual meeting is less than 100 days prior to the date of the 2020 annual meeting, the 10th day following the day on which public announcement of the date of the 2020 annual meeting is first made.

Notwithstanding the foregoing, if the number of directors to be elected to our Board is increased and no public announcement naming all of the nominees for director or specifying the size of the increased Board is made by the Company at least 100 days prior to the first anniversary of the 2019 Annual Meeting, a stockholder’s notice will be considered timely, but only with respect to nominees for any new positions created by such increase, if the stockholder delivers such notice to our Corporate Secretary at the principal executive offices of the Company not later than the close of business on the 10th day following the day on which a public announcement naming all of the nominees for director or specifying the size of the increased Board is first made by the Company. Notice sent to the Company must comply with the requirements set forth in the Company’s bylaws. You are advised to review the Company’s bylaws, and due to the complexity of the respective rights of the stockholders and the Company in this area, you are advised to consult with your legal counsel with respect to such rights.

In addition, any stockholder proposal intended to be included in the proxy statement for the 2020 annual meeting must also satisfy Rule 14a-8 of the Exchange Act and be received no later than December 5, 2019. If the date of the 2020 annual meeting is moved by more than 30 days from the first anniversary of the 2019 Annual Meeting, then notice must be received within a reasonable time before we begin to print and send proxy materials.

By Order of the Board of Directors:

/s/ Brian F. Sullivan

Chairman of the Board of Directors and Chief Executive Officer

Dated: April 3, 2019

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2019
ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 16, 2019.

The Notice, this Proxy Statement, and the Annual Report on Form 10-K are available at http://proxyvote.com and on the Investor Relations section of Celcuity’s website at http://www.celcuity.com/home/investors/.

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 CELCUITY INC. 16305 36TH AVENUE NORTH SUITE 100 MINNEAPOLIS, MN 55446 VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. For All Withhold All For All Except To withhold authority to vote for any individual nominee (s), mark “For All Except” and write the number (s) of the nominee (s) on the line below. The Board of Directors recommends you vote FOR the following: • • • 1. Elect five directors Nominees 01) Maureen Cronin 02) David F. Dalvey 03) Lance G. Laing 04) Richard J. Nigon 05) Brian F. Sullivan The Board of Directors recommends you vote FOR proposals 2 and 3. For Against Abstain 2. Ratify the appointment of Boulay LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2019. • • • 3. Approve, by a non-binding and advisory vote, compensation of the named executive officers. • • • NOTE: In their discretion, the proxies are authorized to vote on such other business as may properly come before the meeting or any adjournment thereof. Please sign exactly as your name (s) appear (s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date 0000406354_1 R1.0.1.18

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement and Annual Report are available at www.proxyvote.com CELCUITY INC. Annual Meeting of Stockholders May 16, 2019 2:00 PM CDT This proxy is solicited by the Board of Directors The stockholder(s) hereby appoint(s) Brian F. Sullivan and Vicky M. Hahne, or either of them, as proxies, each with the power to appoint (his/her) substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common stock of CELCUITY INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholder to be held at 2:00 PM CDT on May 16, 2019, at Celcuity Inc., 16305 36th Avenue North, Suite 100, Minneapolis, MN 55446, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. Continued and to be signed on reverse side 0000406354_2 R1.0.1.18